Exhibit 99.1

Cash America First Quarter Net Income Increases 34% And Declares Dividend

FORT WORTH, Texas--(BUSINESS WIRE)--April 22, 2010--Cash America International, Inc. (NYSE: CSH) announced today that net income attributable to the Company for the first quarter ended March 31, 2010 increased 34% to $32,033,000 ($1.01 per share) compared to net income of $23,911,000 (79 cents per share) for the same period in 2009. Earnings per share for the first three months of 2010 exceeded the high end of management’s publicly released expectation of 94 cents per share for the first quarter, as reported in the Company’s press release dated January 28, 2010. Increased total revenue, led by better than expected results from the Company’s cash advance operating segment and strong performance by its U.S. pawn lending business, produced the higher first quarter results.

Consolidated total revenue increased 17% to $313.1 million for the three-month period ended March 31, 2010 compared to $268.1 million in the same period in 2009. Revenue from the Company’s cash advance segment increased 40% to $108.7 million during the first quarter of 2010, compared to $77.6 million during the same period in 2009 led by strong demand for the Company’s loan products. While the cash advance segment experienced a significant increase in new customer loan volume and total revenue, loss rates for the Company’s consolidated cash advance product remained relatively flat compared to the first quarter last year at 5.2% of combined cash advances written during the first quarter of 2010 compared to 5.1% during the same period in 2009. Also contributing to the growth in consolidated revenue was a 9% increase in the disposition of merchandise in the quarter, and a 10% increase in finance and service charges on pawn loans both led by the Company’s dominant business of U.S. pawn related activities.

Commenting on the first quarter results, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, “The performance of all our lending businesses contributed to the successful first quarter results. We were particularly pleased to see the continued progress of our storefront cash advance locations as those stores are now offering a full array of financial products and services, including pawn loans and gold buying. During the first quarter of 2010 we began testing retail sales in these locations as well.”

Cash America will host a conference call to discuss the first quarter results on Thursday, April 22nd at 7:00 AM CDT. A live web cast of the call will be available on the Investor Relations section of the Company’s corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes prior to the call to register, download, and install any necessary audio software. A replay will be available on the Company’s web site for 90 days following the conference call.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common shares outstanding. The dividend will be paid at the close of business on May 19, 2010 to shareholders of record on May 5, 2010.

Outlook for the Second Quarter of 2010 and the 2010 Fiscal Year

Management believes that the opportunities for sustained growth in revenue and earnings will be largely associated with the customer demand for the credit products provided by the Company, which take the form of pawn loans and short-term cash advances. During the first quarter of 2010, the typical seasonal decline in loan balances was greater than expected, partly because of an increase in the amount of Federal Income Tax refunds received by many of our customers. Typically, customers use a portion of these refunds to pay back existing loans and for the purchase of merchandise. During the second quarter, loan balances typically recover due to seasonal factors, and the rate of this increase has a significant influence on second quarter results. Other elements expected to affect the growth in revenue include the potential impact of the regulatory governance of loan products, the continued growth and development of the Mexican pawn operations and the development and expansion of the Company’s online and card based distribution channels for its cash advance products. While the Company intends to maintain its current underwriting standards, higher loan demand for the cash advance product could lead to higher loan losses associated with the difficult consumer economic environment. Based on its views and on the preceding factors, management expects that the second quarter 2010 earnings per share will be between 63 and 69 cents per share compared to 54 cents per share in the second quarter 2009. Management updates and raises its previously reported expectations for its fiscal year 2010 earnings per share to a range of between $3.55 and $3.70 which compares to actual full year 2009 earnings per share of $3.17.

Management has removed cash advance related revenue and associated earnings for two markets which impacts the full year estimated results, specifically Arizona, as of July 1, 2010 and Maryland, as of October 1, 2010. In both of these markets, changes in legislation will make the economics of the cash advance product unfavorable. While the Company intends to evaluate alternative products in those states to continue to serve customers in need of short-term credit, at this time management feels there is too much uncertainty to retain the revenue and earnings in its forward looking estimates.

About the Company

As of March 31, 2010, Cash America International, Inc. had 1,048 total locations offering specialty financial services to consumers, including 686 pawn lending locations (including nine unconsolidated franchised locations) consisting of 502 locations operating in 22 states in the United States under the names “Cash America Pawn” and “SuperPawn” and 184 pawn lending locations, of which the Company is a majority owner, operating in 21 states in central and southern Mexico under the name “Prenda Fácil.” In addition, as of March 31, 2010, the Company had 238 cash advance storefront locations operating in six states in the United States under the names “Cash America Payday Advance” and “Cashland” and 119 unconsolidated franchised and five Company-owned check cashing centers operating in 16 states in the United States under the name “Mr. Payroll.” Additionally, as of March 31, 2010, the Company offered short-term cash advances over the Internet to customers in 33 states in the United States at http://www.cashnetusa.com, in the United Kingdom at http://www.quickquid.co.uk, in Australia at http://www.dollarsdirect.com.au, and in Canada at http://www.dollarsdirect.ca. The Company also owns a card services business that processes cash advances on behalf of a third-party lender with balances outstanding in all 50 states and four other United States jurisdictions (Guam, Puerto Rico, Virgin Islands and Washington D.C.) as of March 31, 2010.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com	http://www.quickquid.co.uk
http://www.enovafinancial.com	http://www.dollarsdirect.com.au
http://www.cashnetusa.com	http://www.dollarsdirect.ca
http://www.cashlandloans.com	http://www.strikegoldnow.com
http://www.primaryinnovations.net	http://www.mrpayroll.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to the Company's business, changes in demand for the Company's services, the continued acceptance of the online distribution channel by the Company’s cash advance customers, the actions of third parties who offer products and services to or for the Company, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, changes in economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, the ability to successfully integrate newly acquired businesses into the Company’s operations, the loss of services of any of the Company’s executive officers, the effect of any current or future litigation proceedings on the Company, acts of God, war or terrorism, pandemics and other events, the effect of any of such changes on the Company’s business or the markets in which it operates and other risks and uncertainties indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2010	2009
Consolidated Operations:
Total revenue	$313,062	$268,099
Net revenue	223,117	185,597
Total operating expenses	166,678	142,118

Income from operations	$56,439	$43,479

Income before income taxes	50,853	38,289

Net Income	$32,051	$24,226

Less: Net income attributable to the noncontrolling interest	(18)	(315)

Net Income Attributable to Cash America International, Inc.	$32,033	$23,911

Earnings per share:

Net Income attributable to Cash America International, Inc. common stockholders:

Basic	$1.08	$0.80
Diluted	$1.01	$0.79

Weighted average shares:
Basic	29,687	29,770
Diluted	31,735	30,419

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	March 31,		December 31,
	2010	2009	2009
	(Unaudited)

Assets
Current assets:
Cash and cash equivalents	$40,286	$25,676	$46,004
Pawn loans	158,347	148,147	188,312
Cash advances, net	99,021	75,880	108,789
Merchandise held for disposition, net	97,870	99,799	113,824
Pawn finance and service charges receivable	30,597	28,709	36,544
Prepaid expenses and other assets	39,592	18,745	32,129
Deferred tax assets	20,386	19,301	21,536
Total current assets	486,099	416,257	547,138
Property and equipment, net	192,592	186,622	193,737
Goodwill	509,004	489,779	493,492
Intangible assets, net	27,187	31,456	27,793
Other assets	7,442	5,498	7,495
Total assets	$1,222,324	$1,129,612	$1,269,655

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$71,408	$69,288	$87,368
Accrued supplemental acquisition payment	11,365	7,700	2,291
Customer deposits	9,731	10,133	8,837
Income taxes currently payable	14,673	3,687	8,699
Current portion of long-term debt	25,493	18,714	25,493
Total current liabilities	132,670	109,522	132,688
Deferred tax liabilities	44,877	31,042	42,590
Noncurrent income tax payable	2,191	2,968	2,009
Other liabilities	7,148	3,942	5,479
Long-term debt	313,794	380,902	403,690
Total liabilities	500,680	$528,376	$586,456

Equity:
Cash America International, Inc. equity:
Common stock, $.10 par value per share, 80,000,000 shares
authorized, 30,235,164 shares issued	3,024	3,024	3,024
Additional paid-in capital	163,796	158,216	166,761
Retained earnings	563,803	463,131	532,805
Accumulated other comprehensive loss	5,807	(6,107)	1,181
Treasury shares, at cost (725,531 shares, 753,207 shares and
933,082 shares at March 31, 2010 and 2009
at December 31, 2009, respectively	(21,429)	(21,919)	(26,836)
Total Cash America International, Inc. stockholders’ equity	715,001	596,345	676,935
Noncontrolling interest	6,643	4,891	6,264
Total equity	721,644	601,236	683,199
Total liabilities and equity	$1,222,324	$1,129,612	$1,269,655

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data)

	Three Months Ended
	March 31,
	2010	2009
	(Unaudited)

Revenue
Finance and service charges	$58,281	$52,959
Proceeds from disposition of merchandise	141,883	129,760
Cash advance fees	108,442	80,308
Check cashing fees, royalties and other	4,456	5,072
Total Revenue	313,062	268,099
Cost of Revenue
Disposed merchandise	89,945	82,502
Net Revenue	223,117	185,597
Expenses
Operations	96,378	85,522
Cash advance loss provision	33,893	24,774
Administration	25,689	21,481
Depreciation and amortization	10,718	10,341
Total Expenses	166,678	142,118
Income from Operations	56,439	43,479
Interest expense	(5,457)	(5,069)
Interest income	8	15
Foreign currency transaction gain (loss)	(137)	(136)
Income before Income Taxes	50,853	38,289
Provision for income taxes	18,802	14,063
Net Income	32,051	24,226
Less: Net income attributable to the noncontrolling interest	(18)	(315)
Net Income Attributable to Cash America International, Inc.	$32,033	$23,911
Earnings Per Share:
Net Income attributable to Cash America International, Inc. common stockholders:
Basic	$1.08	$0.80
Diluted	$1.01	$0.79
Weighted average common shares outstanding:
Basic	29,687	29,770
Diluted	31,735	30,419
Dividends declared per common share	$0.035	$0.035

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three Months Ended
	March 31,
	2010	2009
Location statistics

Pawn segment locations in operation – (e)
Beginning of period, owned	667	598
Acquired	3	1
Start-ups	10	14
Combined or closed	(3)	-
End of period, owned	677	613
Franchise locations at end of period (a)	9	15
Total pawn lending locations at end of period (a) (e)	686	628
Average number of owned pawn lending locations (e)	670	605

Cash advance segment locations in operation (excludes internet lending and card services) –
Beginning of period	246	248
Combined or closed	(8)	-
End of period	238	248
Average number of cash advance storefront locations	243	248

Check cashing segment locations –
Company-owned locations at end of period	5	5
Franchised locations at end of period (a)	119	123
Total check cashing centers in operation at end of period (a)	124	128
Combined total of all locations at end of period (a)	1,048	1,004

Services offered by location

Pawn lending –
Pawn lending segment:
Domestic	493	486
Foreign (e)	184	127
Franchise – domestic (a)	9	15
Combined pawn lending segment (a) (e)	686	628
Cash advance segment – storefront operations	147	85
Total locations offering pawn lending (a) (e)	833	713

Cash advances –
Cash advance segment – storefront operations	238	248
Pawn lending segment – domestic	436	431
Total locations offering cash advances	674	679

Check cashing –
Check cashing segment
Company-owned locations	5	5
Franchised locations (a)	119	123
Total check cashing segment (a)	124	128
Cash advance segment – storefront operations	238	248
Pawn lending segment – domestic	362	369
Total locations offering check cashing (a)	724	745

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three Months Ended
	March 31,
	2010	2009
Pawn lending activities(f)
Annualized yield on pawn loans -
Pawn lending segment:
Domestic	140.1%	135.7%
Foreign (e)	131.5%	158.5%
Combined pawn lending segment (e)	138.9%	138.1%
Cash advance segment – storefront operations	78.0%	104.5%
Combined annualized yield on pawn loans (e)	138.3%	138.1%
Amount of pawn loans written and renewed -
Pawn lending segment:
Domestic	$140,729	$136,032
Foreign (e)	21,030	23,809
Combined pawn lending segment (e)	$161,759	$159,841
Cash advance segment – storefront operations	1,307	72
Combined amount of pawn loans written and renewed (e)	$163,066	$159,913
Average pawn loan balance outstanding -
Pawn lending segment:
Domestic	$146,233	$138,938
Foreign (e)	22,871	16,541
Combined pawn lending segment (e)	$169,104	$155,479
Cash advance segment – storefront operations	1,830	18
Combined average pawn loan balance outstanding (e)	$170,934	$155,497
Ending pawn loan balance -
Pawn lending segment:
Domestic	$133,752	$130,558
Foreign (e)	22,827	17,518
Combined pawn lending segment (e)	$156,579	$148,076
Cash advance segment – storefront operations	1,768	71
Combined ending pawn loan balance (e)	$158,347	$148,147
Ending pawn loan balance per location offering pawn loans -
Pawn lending segment :
Domestic	$271	$269
Foreign (e)	$124	$138
Combined pawn lending segment (e)	$231	$242
Cash advance segment - storefront operations	$12	$1
Combined ending pawn loan balance per location offering pawn loans (e)	$192	$212

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three Months Ended
	March 31,
	2010		2009
Average pawn loan amount at end of period (not in thousands) -
Pawn lending segment:
Domestic	$125		$122
Foreign (e)	$115		$93
Combined pawn lending segment (e)	$124		$118
Cash advance segment – storefront operations	$118		$96
Combined average pawn loan amount at end of period (e)	$124		$118

Disposition of merchandise – domestic – (g)
Profit margin on disposition of merchandise
Pawn lending segment – domestic	36.5%		36.5%
Cash advance segment – storefront operations	39.9%		33.2%
Combined profit margin on disposition of merchandise	36.6%		36.4%
Average annualized merchandise turnover
Pawn lending segment – domestic	3.3	x	3.1	x
Cash advance segment – storefront operations	15.7	x	24.0	x
Combined average annualized merchandise turnover	3.4	x	3.2	x
Disposition of merchandise - pawn lending segment – domestic -(g)

Average balance of merchandise held for disposition per average	$218		$216
location in operation
Ending balance of merchandise held for disposition per location in	$197		$205
operation

Cash advance activities(f)

Amount of cash advances written –(a) (c)
Funded by the Company

Cash advance segment - storefront	$146,813		$137,757
Cash advance segment - internet lending	184,654		157,709
Total cash advance segment	$331,467		$295,466
Pawn lending segment - domestic	13,658		13,880
Combined funded by the Company	$345,125		$309,346

Funded by third-party lenders (a) (b)

Cash advance segment - storefront	$20,562		$20,114
Cash advance segment - internet lending	177,481		107,918
Cash advance segment - card services	82,877		19,787
Total cash advance segment	$280,920		$147,819
Pawn lending segment - domestic	27,508		30,764
Combined funded by third-party lenders (a) (b)	$308,428		$178,583

Aggregate amount of cash advances written - (a) (c)

Cash advance segment - storefront	$167,375		$157,871
Cash advance segment - internet lending	362,135		265,627
Cash advance segment - card services	82,877		19,787
Total cash advance segment	$612,387		$443,285
Pawn lending segment - domestic	41,166		44,644
Combined aggregate amount of cash advances written(a) (c)	$653,553		$487,929

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three Months Ended
	March 31,
	2010	2009
Number of cash advances written (not in thousands) –(a) (c)
Funded by the Company

Cash advance segment - storefront	324,277	309,849
Cash advance segment - internet lending	448,305	390,023
Total cash advance segment	772,582	699,872
Pawn lending segment – domestic	40,775	41,835
Combined by the Company	813,357	741,707
Funded by third-party lenders (a) (b)

Cash advance segment - storefront	32,804	33,978
Cash advance segment - internet lending	251,837	146,576
Cash advance segment - card services	425,763	125,160
Total cash advance segment	710,404	305,714
Pawn lending segment - domestic	50,167	56,882
Combined by third-party lenders (a) (b)	760,571	362,596
Aggregate number of cash advances written - (a) (c)

Cash advance segment - storefront	357,081	343,827
Cash advance segment - internet lending	700,142	536,599
Cash advance segment - card services	425,763	125,160
Total cash advance segment	1,482,986	1,005,586
Pawn lending segment - domestic	90,942	98,717
Combined aggregate number of cash advances written (a) (c)	1,573,928	1,104,303
Cash advance customer balances (gross):(a) (c)
Owned by Company (d)

Cash advance segment - storefront	$33,607	$31,066
Cash advance segment - internet lending	71,142	51,866
Cash advance segment - card services	15,032	4,740
Total cash advance segment	$119,781	$87,672
Pawn lending segment - domestic	5,063	5,486
Combined owned by the Company(d)	$124,844	$93,158
Owned by third-party lenders (a) (b)

Cash advance segment - storefront	$3,382	$3,228
Cash advance segment - internet lending	32,548	19,649
Cash advance segment - card services	1,670	458
Total cash advance segment	$37,600	$23,335
Pawn lending segment - domestic	5,069	5,465
Combined owned by third-party lenders (a) (b)	$42,669	$28,800
Aggregate cash advance customer balances (gross) - (a) (c)

Cash advance segment - storefront	$36,989	$34,294
Cash advance segment - internet lending	103,690	71,515
Cash advance segment - card services	16,702	5,198
Total cash advance segment	$157,381	$111,007
Pawn lending segment - domestic	10,132	10,951
Combined aggregate cash advance customer balances (gross) (a) (c)	$167,513	$121,958

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Three Months Ended
	March 31,
	2010	2009

Average amount per cash advance written (not in thousands) - (a) (c)
Funded by the Company

Cash advance segment - storefront	$453	$445
Cash advance segment - internet lending	$412	$404
Total cash advance segment	$429	$422
Pawn lending segment - domestic	$335	$332
Combined by the Company	$424	$417

Funded by third-party lenders (a) (b)

Cash advance segment - storefront	$627	$592
Cash advance segment - internet lending	$705	$736
Cash advance segment - card services	$195	$158
Total cash advance segment	$395	$484
Pawn lending segment - domestic	$548	$541
Combined by third-party lenders (a) (b)	$406	$493

Aggregate average amount per cash advance written -(a) (c)

Cash advance segment - storefront	$469	$459
Cash advance segment - internet lending	$517	$495
Cash advance segment - card services	$195	$158
Total cash advance segment	$413	$441
Pawn lending segment - domestic	$453	$452
Combined aggregate average amount per cash advance written(a) (c)	$415	$442

Check cashing activities

Face amount of checks cashed - (a)
Company-owned locations:
Check cashing segment	$7,342	$6,703
Cash advance segment	39,887	62,139
Pawn lending segment	7,273	8,077
Combined company-owned locations	54,502	76,919
Franchised locations - check cashing segment (a)	297,593	323,898
Combined face amount of checks cashed (a)	$352,095	$400,817

Fees collected from customers - (a)
Company-owned locations:
Check cashing segment	$92	$110
Cash advance segment	1,215	1,592
Pawn lending segment	146	166
Combined company-owned locations	1,453	1,868
Franchised locations - check cashing segment (a)	4,408	4,816
Combined fees collected from customers (a)	$5,861	$6,684

Fees as a percentage of checks cashed - (a)
Company-owned locations:
Check cashing segment	1.3%	1.5
Cash advance segment	3.0	2.6
Pawn lending segment	2.0	2.1
Combined company-owned locations	2.7	2.4
Franchised locations - check cashing segment(a)	1.5	1.5
Combined fees as a percentage of checks cashed (a)	1.7%	1.7

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

		Three Months Ended
		March 31,
		2010	2009
	Average check cashed (not in thousands) –(a)
	Company-owned locations:
	Check cashing segment	$437	$461
	Cash advance segment	$717	$691
	Pawn lending segment	$511	$520
	Combined company-owned locations	$629	$641
	Franchised locations – check cashing segment (a)	$551	$544
	Combined average check cashed(a)	$562	$560

(a)

Non –generally accepted accounting principles (“Non-GAAP”) presentation. The Non-GAAP financial measure is provided immediately following its most comparable generally accepted accounting principles (“GAAP”) amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.

(b)

Includes (i) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders through the CSO program offered in certain states in the Company’s storefront and internet channels, and (ii) line of credit advances issued by a third-party lender utilizing the Company or other parties to process these cash advances under a line of credit offered by such lender on certain stored-value and payroll cards issued by such lender. In its card services channel, the Company acquires a participation interest in the receivables originated by the third party lender, and cash advance fees associated with the Company’s card services activities include revenue from the Company’s participation interest in the line of credit receivables originated by the third party lender, as well as processing and other miscellaneous fee income.

(c)	Includes cash advances written by the Company as well as the cash advance products described in footnote (b) above.
(d)	Amounts recorded in the Company’s consolidated financial statements.
(e)

Includes all Prenda Fácil locations, of which the Company is a majority owner due to the Prenda Fácil acquisition, from the date of acquisition on December 16, 2008. All amounts shown are translated from Mexican pesos into U.S. dollars at the exchange rates in effect for the three months ended or at March 31, 2010, as applicable.

(f)	Excludes franchised locations.
(g)	Excludes Prenda Fácil pawn lending locations because the collateral underlying unredeemed loans is not owned by the Company.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR LOSSES (in thousands)

	Balance at March 31,
	2010	2009

Funded by the Company (a)
Active cash advances and fees receivable	$78,836	$64,362
Cash advances and fees in collection	17,558	15,075
Total funded by the Company (a)	96,394	79,437
Funded by third-party lenders(b) (c)
Active cash advances and fees receivable	55,489	32,117
Cash advances and fees in collection	15,630	10,404
Total funded by third-party lenders(b) (c)	71,119	42,521
Combined gross portfolio of cash advances and fees receivable(b) (d)	167,513	121,958
Less: Elimination of cash advances owned by third-party lenders	42,669	28,800
Company-owned cash advances and fees receivable, gross	124,844	93,158
Less: Allowance for losses	25,823	17,278
Cash advances and fees receivable, net	$99,021	$75,880
	Three months ended
	March 31,
	2010	2009

Allowance for losses for Company-owned cash advances

Balance at beginning of period	$27,350	$21,495
Cash advance loss provision	34,544	25,387
Charge-offs	(44,242)	(34,926)
Recoveries	8,171	5,322

Balance at end of period	$25,823	$17,278

Accrual for third-party lender-owned cash advances

Balance at beginning of period	$2,944	$2,135
(Decrease) increase in loss provision	(651)	(613)

Balance at end of period	$2,293	$1,522
Combined cash advance loss provision	$33,893	$24,774
Charge-offs (net of recoveries)	36,071	29,604
Combined cash advance loss provision as a % of combined
cash advances written (b)	5.2%	5.1%
Charge-offs (net of recoveries) as a % of combined cash
advances written (b)	5.5%	6.1%
Combined allowance for losses and accrued third-party
lender losses as a % of combined gross portfolio (b)	16.8%	15.4%
(a)	Cash advances written by the Company in its pawn and cash advance locations and through the internet distribution channel.
(b)	Non-GAAP presentation. Management evaluates the cash advance portfolio on an aggregate basis including the loss provision for the Company-owned and the third-party lender-owned portfolio that the Company guarantees. The non-GAAP financial measure is provided immediately following its most comparable GAAP amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.
(c)	Cash advances written by third-party lenders that were marketed, processed, or arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the internet and card services channels.
(d)	Includes cash advances written by the Company, as well as the cash advance products described in footnote (c) above.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (in thousands)

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Three Months Ended March 31, 2010
Revenue
Finance and service charges	$57,931	$350	$-	$58,281
Proceeds from disposition of merchandise	137,540	4,343	-	141,883
Cash advance fees	7,022	101,420	-	108,442
Check cashing fees, royalties and other	1,016	2,616	824	4,456
Total revenue	203,509	108,729	824	313,062
Cost of revenue – disposed merchandise	87,335	2,610	-	89,945
Net revenue	116,174	106,119	824	223,117
Expenses
Operations	61,831	34,247	300	96,378
Cash advance loss provision	1,027	32,866	-	33,893
Administration	12,066	13,410	213	25,689
Depreciation and amortization	7,327	3,354	37	10,718
Total expenses	82,251	83,877	550	166,678
Income from operations	$33,923	$22,242	$274	$56,439
As of March 31, 2010
Total assets	$735,922	$479,864	$6,538	$1,222,324
Goodwill	$210,782	$292,912	$5,310	$509,004

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Three Months Ended March 31, 2009
Revenue
Finance and service charges	$52,954	$5	$-	$52,959
Proceeds from disposition of merchandise	128,002	1,758	-	129,760
Cash advance fees	7,578	72,730	-	80,308
Check cashing fees, royalties and other	1,043	3,097	932	5,072
Total revenue	189,577	77,590	932	268,099
Cost of revenue – disposed merchandise	81,329	1,173	-	82,502
Net revenue	108,248	76,417	932	185,597
Expenses
Operations	57,596	27,591	335	85,522
Cash advance loss provision	1,222	23,552	-	24,774
Administration	11,757	9,482	242	21,481
Depreciation and amortization	7,097	3,161	83	10,341
Total expenses	77,672	63,786	660	142,118
Income from operations	$30,576	$12,631	$272	$43,479
As of March 31, 2009
Total assets	$708,295	$414,502	$6,815	$1,129,612
Goodwill	$205,214	$279,255	$5,310	$489,779

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (in thousands)

(1) The pawn lending segment is composed of the Company’s domestic pawn lending operations and Prenda Fácil. The following table summarizes the results from each channel’s contributions to the pawn lending segment for the three months ended March 31, 2010 and 2009. The average exchange rate of MXN (Mexican pesos) to USD was 12.875 for the three months ended March 31, 2010 and 14.291 for the three months ended March 31, 2009:

	Domestic	Foreign	Total Pawn Lending

Three Months Ended March 31, 2010
Revenue
Finance and service charges	$50,512	$7,419	$57,931
Proceeds from disposition of merchandise	137,540	-	137,540
Cash advance fees	7,022	-	7,022
Check cashing fees, royalties and other	983	33	1,016
Total revenue	196,057	7,452	203,509
Cost of revenue – disposed merchandise	87,335	-	87,335
Net revenue	108,722	7,452	116,174
Expenses
Operations	58,088	3,743	61,831
Cash advance loss provision	1,027	-	1,027
Administration	10,087	1,979	12,066
Depreciation and amortization	6,184	1,143	7,327
Total expenses	75,386	6,865	82,251
Income from operations	$33,336	$587	$33,923

	Domestic	Foreign	Total Pawn Lending

Three Months Ended March 31, 2009
Revenue
Finance and service charges	$46,491	$6,463	$52,954
Proceeds from disposition of merchandise	128,002	-	128,002
Cash advance fees	7,578	-	7,578
Check cashing fees, royalties and other	974	69	1,043
Total revenue	183,045	6,532	189,577
Cost of revenue – disposed merchandise	81,329	-	81,329
Net revenue	101,716	6,532	108,248
Expenses
Operations	55,185	2,411	57,596
Cash advance loss provision	1,222	-	1,222
Administration	10,277	1,480	11,757
Depreciation and amortization	6,269	828	7,097
Total expenses	72,953	4,719	77,672
Income from operations	$28,763	$1,813	$30,576

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (in thousands)

(2) The cash advance segment is composed of three channels - a multi-unit “storefront” channel, an online, internet based lending channel, and a card services channel. The following table summarizes the results from each channel’s contributions to the cash advance segment for the three months ended March 31, 2010 and 2009:

Three Months Ended March 31, 2010	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Finance and service charges	$350	$-	$-	$350
Proceeds from disposition of merchandise	4,343	-	-	4,343
Cash advance fees	20,522	73,925	6,973	101,420
Check cashing fees, royalties and other	2,300	313	3	2,616
Total revenue	27,515	74,238	6,976	108,729
Cost of revenue – disposed merchandise	2,610	-	-	2,610
Net revenue	24,905	74,238	6,976	106,119
Expenses
Operations	14,710	18,712	825	34,247
Cash advance loss provision	1,959	28,684	2,223	32,866
Administration	2,156	11,073	181	13,410
Depreciation and amortization	1,323	1,827	204	3,354
Total expenses	20,148	60,296	3,433	83,877
Income from operations	$4,757	$13,942	$3,543	$22,242

Three Months Ended March 31, 2009	Storefront	Internet Lending	Card Services	Total Cash Advance
Revenue
Finance and service charges	$5	$-	$-	$5
Proceeds from disposition of merchandise	1,758	-	-	1,758
Cash advance fees	19,134	51,756	1,840	72,730
Check cashing fees, royalties and other	2,887	208	2	3,097
Total revenue	23,784	51,964	1,842	77,590
Cost of revenue – disposed merchandise	1,173	-	-	1,173
Net revenue	22,611	51,964	1,842	76,417
Expenses
Operations	15,368	11,292	931	27,591
Cash advance loss provision	2,662	20,152	738	23,552
Administration	2,119	7,266	97	9,482
Depreciation and amortization	1,435	1,610	116	3,161
Total expenses	21,584	40,320	1,882	63,786
Income from operations	$1,027	$11,644	$(40)	$12,631

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (in thousands)

The Company’s cash advance segment is composed of domestic operations, consisting of cash advance storefront locations and internet lending operations, and foreign operations, consisting of internet lending operations in the United Kingdom, Australia and Canada. The following table summarizes the results from each component’s contributions to the Internet Lending channel for the three months ended March 31, 2010 and 2009:

	Domestic	Foreign	Total Cash Advance Segment

Three Months Ended March 31, 2010
Revenue
Finance and service charges	$350	$-	$350
Proceeds from disposition of merchandise	4,343	-	4,343
Cash advance fees	83,156	18,264	101,420
Check cashing fees, royalties and other	2,616	-	2,616
Total revenue	90,465	18,264	108,729
Cost of revenue – disposed merchandise	2,610	-	2,610
Net revenue	87,855	18,264	106,119
Expenses
Operations	28,348	5,899	34,247
Cash advance loss provision	25,372	7,494	32,866
Administration	10,163	3,247	13,410
Depreciation and amortization	3,295	59	3,354
Total expenses	67,178	16,699	83,877
Income from operations	$20,677	$1,565	$22,242

	Domestic	Foreign	Total Cash Advance Segment

Three Months Ended March 31, 2009
Revenue
Finance and service charges	$5	$-	$5
Proceeds from disposition of merchandise	1,758	-	1,758
Cash advance fees	66,974	5,756	72,730
Check cashing fees, royalties and other	3,097	-	3,097
Total revenue	71,834	5,756	77,590
Cost of revenue – disposed merchandise	1,173	-	1,173
Net revenue	70,661	5,756	76,417
Expenses
Operations	25,513	2,078	27,591
Cash advance loss provision	20,458	3,094	23,552
Administration	8,492	990	9,482
Depreciation and amortization	3,152	9	3,161
Total expenses	57,615	6,171	63,786
Income from operations	$13,046	$(415)	$12,631

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INVENTORY DATA THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (in thousands)

The table below summarizes the age of merchandise held for disposition before valuation allowance of $0.7 million at March 31, 2010 and 2009 (dollars in thousands).

	Balance at March 31,
	2010		2009
	Amount	%	Amount	%

Merchandise held for 1 year or less –
Jewelry	$64,268	65.2%	$67,967	67.6%
Other merchandise	26,933	27.3	24,477	24.4

Total merchandise held for 1 year or less	91,201	92.5	92,444	92.0
Merchandise held for more than 1 year –
Jewelry	4,449	4.5	5,192	5.2
Other merchandise	2,920	3.0	2,863	2.8

Total merchandise held for more than 1 year	7,369	7.5	8,055	8.0

Total merchandise held for disposition	$98,570	100.0%	$100,499	100.0%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES MERCHANDISE DISPOSITION AND GROSS PROFIT OPERATING DATA THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (in thousands)

The following table summarizes the proceeds from the disposition of merchandise and the related profit for the three months ended March 31, 2010 and 2009:

	Three Months Ended March 31,
	2010			2009
	Merchan-	Refined		Merchan-	Refined
	dise	Gold	Total	dise	Gold	Total
Proceeds from disposition	$86,143	$55,740	$141,883	$80,145	$49,615	$129,760
Profit on disposition	$33,490	$18,448	$51,938	$31,610	$15,648	$47,258
Profit margin	38.9%	33.1%	36.6%	39.4%	31.5%	36.4%
Percentage of total profit	64.5%	35.5%	100.0%	66.9%	33.1%	100.0%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

CASH EARNINGS PER SHARE

THREE MONTHS ENDED MARCH 31, 2010 AND 2009

(in thousands, except per share data)

Cash Earnings Per Share

The Company provides adjusted cash earnings and adjusted cash earnings per share, which are non-GAAP measures, to provide investors with an indication of the Company’s ability to generate cash earnings through ongoing operations. Adjusted cash earnings and adjusted cash earnings per share show the impact of equity-based compensation, amortization of intangibles and amortization of discount and issuance costs on convertible debt, net of taxes, all of which are non-cash items. The Company does consider the dilutive impact to its shareholders when awarding equity-based compensation and values such awards accordingly. The use of adjusted cash earnings has limitations since it does not include all expenses related to the Company’s employees. Specifically, if the Company did not pay out a portion of its compensation in the form of equity-based compensation, the Company’s cash salary expense would be higher, and adjusted cash earnings would be lower. Equity-based compensation programs are an important element of the Company’s compensation structure, and all forms of equity-based awards are valued and included, as appropriate, in results of operations. The following table provides a reconciliation between net income attributable to Cash America International, Inc. and diluted earnings per share calculated in accordance with GAAP to adjusted cash earnings and adjusted cash earnings per share, respectively:

	Three Months Ended
	March 31,
	2010		2009
	$	Per Share	$	Per Share

Net income attributable to Cash America International, Inc.	$32,033	$1.01	$23,911	$0.79

Adjustments:
Intangible asset amortization, net of tax	752	0.02	1,027	0.03
Non-cash equity-based compensation, net of tax	574	0.02	473	0.02
Convertible debt non-cash interest and amortization of issuance costs, net of tax	513	0.02	-	-
Foreign exchange (gain) loss, net of tax	86	-	86	-
Adjusted cash earnings	$33,958	$1.07	$25,497	$0.84

NON-GAAP DISCLOSURE

In addition to the financial information prepared in conformity with GAAP, the Company provides historical non-GAAP financial information. Management uses the non-GAAP financial measures for internal managerial purposes and believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s business that, when viewed with the Company’s GAAP results, provide a more complete understanding of factors and trends affecting the Company’s business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100